IMPORTANT INFORMATION REGARDING THE FEDERATED FUNDS

SUPPLEMENT TO CURRENT statutory PROSPECTUSES
Money Market Obligations Trust
Federated California Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated Government Obligations Tax-Managed Fund
Federated Municipal Obligations Fund
Federated Tax-Free Obligations Fund
INSTITUTIONAL SHARES
In the prospectuses, under the section entitled “Account and Share Information,” under the sub-section “Small Distributions and Uncashed Checks” please add the following language after the first sentence:
“This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.”
July 28, 2014
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452267 (7/14)